Exhibit 24.1

CGI INC.

POWER OF ATTORNEY

I, the undersigned officer of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as officer to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Steve Perron
Steve Perron
Senior Vice President and Corporate Controller (principal accounting officer)

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Alain Bouchard
Alain Bouchard
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ George A. Cope
George A. Cope
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Paule Doré
Paule Doré
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Serge Godin
Serge Godin
Founder and Executive Chairman of the
Board and Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Julie Godin
Julie Godin
Co-Chair of the Board, Executive Vice- President, Strategic Planning and Corporate Development and Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Timothy J. Hearn
Timothy J. Hearn
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ André Imbeau
André Imbeau
Founder and Advisor to the Executive
Chairman of the Board and Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Gilles Labbé
Gilles Labbé
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Michael B. Pedersen
Michael B. Pedersen
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Stephen S. Poloz
Stephen S. Poloz
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Mary Powell
Mary Powell
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Alison Reed
Alison Reed
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Michael E. Roach
Michael E. Roach
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Kathy N. Waller
Kathy N. Waller
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Joakim Westh
Joakim Westh
Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 1,500,000 Class A subordinate voting shares in the share capital of CGI Inc., which may be issued pursuant to the Performance Share Unit Plan for Designated Leaders of CGI Group Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Frank Witter
Frank Witter
Director